                                                                    June 4, 1998



                              FINANCIAL INVESTORS TRUST
             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
                                  FEBRUARY 22, 1998



     The following information supplements and should be read in conjunction with the Statement of Additional Information dated February 22, 1998 describing the shares of the Aristata Equity Fund, Aristata Quality Bond Fund, and the Aristata Colorado Quality Tax-Exempt Fund.

     The following information should be inserted in lieu of the information contained in the section entitled "FEES AND EXPENSES" on page 16 of the Statement of Additional Information:


                                     ADVISORY FEE     ADMINISTRATIVE FEE
Aristata Quality Bond Fund              0.50%               0.20%*

Aristata Equity Fund                    0.85%               0.20%*

Aristata Colorado Quality               0.50%               0.20%*
Tax-Exempt Fund


* Subject to minimum annual fee of $90,000, $180,000 and $60,000 for the Aristata Quality Bond Fund, Aristata Equity Fund and Aristata Colorado Quality Tax-Exempt Fund, respectively.